Commitments and Contingencies	12 Months Ended
Dec. 31, 2023
Commitments And Contingencies [Abstract]
Commitments and contingencies

33. Commitments and contingencies

Commitments

Minimum purchase commitments

The Group has several supplier contracts primarily for production and packaging services where minimum purchase commitments exist in the contract terms. The commitments are associated with contracts that are enforceable and legally binding and that specify all significant terms, including fixed or minimum services to be used and fixed, minimum or variable price provisions. For the twelve months ended December 31, 2023, the Group continued to consolidate the use of co-packers and increase the utilization of expanded in-house manufacturing facilities. The lower allocation of volumes to co-packers in EMEA and Americas, and a volume adjustment related to a co-packer arrangement in Asia, resulted in volume shortfall expenses of $13.4 million. In 2022, the consolidated use of co-packers in EMEA, and a volume adjustment related to a co-packer arrangements in Asia, resulted in total shortfall expenses of $8.7 million for the twelve months ended December 31, 2022. The shortfall expenses are presented in cost of goods sold in the consolidated statement of operations.

Leases

The future cash outflows relating to leases that have not yet commenced are disclosed in Note 16 Leases.

Legal contingencies

From time to time, the Company may be involved in various claims and legal proceedings related to claims arising out of the operations. In July and September 2021, three securities class action complaints were filed under the captions Jochims v. Oatly Group AB et al., Case No. 1:21-cv-06360-AKH, Bentley v. Oatly Group AB et al., Case No. 1:21-cv-06485-AKH, and Kostendt v. Oatly Group AB et al., Case No. 1:21-cv-07904-AKH, in the United States District Court for the Southern District of New York against the Company and certain of its officers and directors, alleging violations of the Securities Exchange Act of 1934 and SEC Rule 10b-5. These actions have been consolidated under the caption In re Oatly Group AB Securities Litigation, Consolidated Civil Action No. 1:21-cv-06360-AKH. The operative consolidated complaint alleges violations of the Securities Exchange Act of 1934, SEC Rule 10b-5, and the Securities Act of 1933. In February 2022, a securities class action complaint was filed under the caption Hipple v. Oatly Group AB et al., Index No. 151432/2022 in the New York County Supreme Court against the Company and certain of its officers and directors, alleging violations of the Securities Act of 1933. In May 2022, the New York County Supreme Court granted a stay of Hipple v. Oatly Group AB et al. pending final adjudication of In re Oatly Group AB Securities Litigation in the United States District Court for the Southern District of New York. In December 2022, the parties in In re Oatly Group AB Securities Litigation completed briefing of the defendants’ motion to dismiss the operative consolidated complaint; there was oral argument on the motion on May 31, 2023, and the Court granted the motion without prejudice, except for the claim brought under Section 12 of the Securities Act of 1933, which the Court dismissed with prejudice. Plaintiffs filed their amended complaint on August 11, 2023. In October 2023, the parties reached a settlement in principle of both matters that would require the Company to pay $9.25 million, which is contingent upon court approval, among other things. The parties filed a motion seeking preliminary approval of the settlement on February 16, 2024. If the settlement does not become effective, the cases will be returned to litigation.